United States
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 8, 1998


                     Coastal Caribbean Oils & Minerals, Ltd.
             (Exact name of registrant as specified in its charter)


        Bermuda                           1-4668                     NONE
State or other jurisdiction             (Commission             (IRS Employer
    of incorporation)                   File Number)         Identification No.)


Clarendon House, Church Street, Hamilton HM DX, BERMUDA              NONE
       (Address of principal executive offices)                   (Zip Code)


        Registrant's telephone number, including area code (441) 295-1422


         (Former name or former address, if changed since last report.)

                                    FORM 8-K

                     COASTAL CARIBBEAN OILS & MINERALS, LTD.





Item 5.   Other Events

         On April 8, 1998, the Company reported that a Florida Administrative Law judge recommended that the Company is entitled to an offshore drilling permit for its St. George's Island prospect, with a recommended surety of $225 million.

         A press release relating to this development is filed herewith as an exhibit and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits

          (c)    Exhibits

                 (99)   Additional Exhibits

                        (a) Press release of the registrant dated April 8, 1998.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         COASTAL CARIBBEAN OILS & MINERALS, LTD.
                                                        (Registrant)



                                         By /s/ Benjamin W. Heath
                                                Benjamin W. Heath
                                                President

Date:  April 9, 1998